This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2006 of The TEP FUND (the "company").

I Stephen Tabb, the President of the company, certify that:

(i)  the form N-CSR fully  complies  with the  requirements  of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 20, 2007                           /s/ Stephen Tabb
                                                  ------------------------------
                                                      Stephen Tabb
                                                      President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2006 of The TEP FUND (the "company").

I Kevin McGann, the Treasurer of the company, certify that:

(i)  the form N-CSR fully  complies  with the  requirements  of Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

(ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: February 20, 2007                           /s/ Kevin McGann
                                                  ------------------------------
                                                      Kevin McGann
                                                      Treasurer